EXHIBIT 3.1.1

                                               ====================           Filed # C11048-02

[State of    DEAN HELLER                                                       MAY 01 2002

 Nevada      Secretary of State                     Articles of                  Office of

 Seal)       202 North Carson Street               Incorporation             /s/ Dean Heller

             Carson City, Nevada 89709-4201                             Dean Heller Secretary of State

             (775) 684 5708                    (PURSUANT TO NRS 78)

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             Important: Read attached instructions before completing form.

1.NAME OF CORPORATION:     ANTICUS INTERNATIONAL CORPORATION

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2.RESIDENT AGENT NAME      CSC Services of Nevada. Inc.

  AND STREET ADDRESS:      ---------------------------------------------------------------------------------

                                      Name

                             502 East John Street      Carson City       Nevada       89706

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                            Physical Street Address     City             State      Zip Code

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3. SHARES:

   (number of shares

    corporation             Number of shares                                        Number of shares

    authorized to issue)    with par value:              par value:               without par value: 1,500

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4. NAMES, ADDRESSES        The First Board of Directors/Trustees shall consist of one members whose names

   NUMBER OF BOARD OF                                                            ----

   DIRECTORS/TRUSTEES      are as follows:

                            1. DENNIS GALBRAITH

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                           Name

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                           1480 OAK RIDGE RD.         KELOWNA, BC    CANADA                      V1W3A9

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                             Street Address             City         State                      Zip Code

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                            2.

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                           Name

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                             Street Address             City         State                      Zip Code

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                            3.

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                           Name

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                             Street Address             City         State                      Zip Code

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                            4.

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                           Name

                           ---------------------------------------------------------------------------------

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                             Street Address             City         State                      Zip Code

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                            5.

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                           Name

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                             Street Address             City         State                      Zip Code

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5. PURPOSE:                The purpose of this Corporation shall be:

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6. OTHER MATTERS:          Number of additional pages attached:

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7. NAMES, ADDRESSES        CSC SERVICES OF NEVADA, INC.                           /s/ [illegible]

   AND SIGNATURES OF       ---------------------------------------------------------------------------------

   INCORPORATORS:          Name                                                    Signature

                           502 EAST JOHN STREET,        CARSON CITY        NV                 89706

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                            Address                       City           State               Zip Code

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                           Name                                                    Signature

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                           Address                       City           State               Zip Code

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8. CERTIFICATE OF          I, CSC Services of Nevada, Inc.hereby accept appointment as Resident Agent

   ACCEPTANCE OF              ---------------------------  for the above named corporation

   APPOINTMENT OF

   RESIDENT AGENT          CSC Services of Nevada, Inc.

                           By: /s/ [illegible]                                             5/1/2002

                           ---------------------------------------------------------   -----------------

                           Authorized Signature of R.A. or On Behalf of R.A. Company        Date

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